EQUITY METHOD INVESTMENTS (Combined Assets and Liabilities of Equity Method Investments) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Equity Method Investments [Abstract]
Current assets	$ 132,460	$ 165,931
Vessels, net	1,448,489	1,512,559
Other assets	74,914	57,982
Total assets	1,655,862	1,736,472
Current liabilities	150,256	155,408
Long-term debt and other non-current liabilities	1,248,281	1,415,798
Equity	257,325	165,266
Total liabilities and equity	$ 1,655,862	$ 1,736,472